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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 16, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Ohio                          0-23073                    34-1264201
(State or Other           (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                           Identification No.)
Incorporation)
                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

         As previously disclosed, on September 13, 2001 International Total Services, Inc. and six of its wholly-owned subsidiaries (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court"). On December 16, 2002, the Company submitted to the Bankruptcy Court its Monthly Operating Report for the period October 1, 2002 through October 31, 2002, a copy of which (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Item 7(c).  Exhibits.

         99.1 Monthly Operating Report for the period September 1, 2002 through September 30, 2002 (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) as filed with the United States Bankruptcy Court in the Eastern District of New York.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL TOTAL SERVICES, INC.


Dated: December 17, 2002                By:  /s/ Ronald P. Koegler
                                             ----------------------------------
                                        Ronald P. Koegler
                                        Executive Vice President and Controller


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